EXHIBIT 10.1


                               FIRST AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         THIS AMENDMENT amends that certain Third Amended and Restated Revolving Credit and Term Agreement (the "Agreement") dated as of January 12, 1996 by and between ZYTEC CORPORATION, a Minnesota corporation (the "Borrower") and FIRSTAR BANK OF MINNESOTA, NATIONAL ASSOCIATION (the "Bank"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         1. EXTENSION OF STATED TERMINATION DATE OF FIRST TRUST LETTER OF CREDIT. At the request of the Borrower and First Trust, and upon the terms and conditions as stated in the Agreement, the Bank hereby agrees to extend the "Stated Termination Date" (as defined in the First Trust Letter of Credit) from April 30, 1996 to April 30, 1997. In connection with such extension, the definitions of "First Trust L/C Reimbursement Agreement" and "First Trust Letter of Credit" are hereby deleted and replaced with the following:

                  "FIRST TRUST L/C REIMBURSEMENT AGREEMENT" shall mean that certain Amended and Restated Letter of Credit Application and Agreement dated as of February 28, 1996, executed by the Borrower in favor of the Bank pursuant to which the Borrower has agreed, among other things, to reimburse the Bank for any and all drafts paid by the Bank under the First Trust Letter of Credit.

                  "FIRST TRUST L/C LETTER OF CREDIT" shall mean that certain $1,366,809 irrevocable standby letter of credit, letter of credit number 0057045-5199, dated September 29, 1994 issued by the Bank to the First Trust for the account of the Borrower pursuant to Section 3.1 hereof and the First Trust L/C Reimbursement Agreement, as amended by that certain Amendment to Letter of Credit dated as of February 28, 1996.

         2. LETTER OF CREDIT FEE. Paragraph 3.3 of the Agreement is hereby deleted in its entirety and replaced by the following:

         3.3 LETTER OF CREDIT FEE. Until each Letter of Credit and the First Trust Letter of Credit have been terminated and all amounts owing to the Bank thereby have been repaid in full, the Borrower shall pay to the Bank, not later than ten (10) days after receipt of a statement therefor, a fee equal to three-quarters of one percent (.75%) per annum times the average daily outstanding face amount of each such letters of credit, payable monthly, in arrears; provided, however, that with respect to the First Trust L/C Reimbursement Agreement, the foregoing fee shall constitute the "commission" fee due the Bank under Section 3 of said Agreement, but shall specifically not include any administrative and other fees as our customarily charged by the Bank in the ordinary course of business in connection with the honoring of drafts under letters of credit or in connection with processing any amendments thereto, transfer thereof or any other activity with respect thereto.

         3. NO WAIVER. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of any existing Defaults by the Borrower, whether known or undiscovered.


         4. REAFFIRMATION OF REPRESENTATIONS, WARRANTIES IN LOAN DOCUMENTS. Borrower hereby reaffirms all of the representations and warranties set forth in the Agreement.

         5. EFFECT OF AMENDMENT. Except to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its original terms.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of this 28th day of February, 1996.



                                          ZYTEC CORPORATION
                                          Borrower Name (Organization)

                                          By:  /s/ Ronald D. Schmidt
                                          Name and Title:
                                          Ronald D. Schmidt, President


                                          FIRSTAR BANK OF MINNESOTA,
                                          NATIONAL ASSOCIATION

                                          By:  /s/ Kevin Campion
                                          Name and Title:
                                          Kevin Campion, Vice President


Borrower Address:   7575 Market Place Drive
                    Eden Prairie, Minnesota 55344

Borrower Telephone No.: 612-941-1100


STATE OF MINNESOTA         )
                           )  ss.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this 28th day of February, 1996, by Ronald D. Schmidt, the Chairman, President & CEO of Zytec Corporation, a Minnesota corporation, for and on behalf of said corporation.


                                         /s/ Karen Scheldroup
                                         Notary Public
                                         My commission expires: 1/31/2000


STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF                  )

         The foregoing instrument was acknowledged before me this ____ day of February, 1996, by _______________________, the ____________________ of Firstar
Bank of Minnesota, a national association, for and on behalf of said Bank.


                                                --------------------------
                                                Notary Public